QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2003

WellPoint Health Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13083 (Commission File Number)	95-4635504 (IRS Employer Identification Number)
1 WellPoint Way Thousand Oaks, California (Address of principal executive offices)		91362 (Zip Code)
(818) 234-4000 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Exhibit
99.1	Press release dated October 27, 2003 by WellPoint Health Networks Inc. (the "Company").
99.2	Transcript of joint conference call held by the Company and Anthem, Inc. on October 27, 2003.

Item 12. Results of Operations and Financial Condition.

        Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of a press release issued on October 27, 2003 containing financial information for the Company for the quarterly period ended September 30, 2003.

        Attached as Exhibit 99.2 to this Current Report on Form 8-K is a transcript of a joint conference call held by the Company and Anthem, Inc. Among other things, financial information for the Company for the quarterly period ended September 30, 2003 was discussed on the call.

        The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	WELLPOINT HEALTH NETWORKS INC.

	By:	/s/ ROBERT A. KELLY Robert A. Kelly Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated October 27, 2003 by the Company.
99.2	Transcript of joint conference call held by the Company and Anthem, Inc. on October 27, 2003.

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX